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                                                                   Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 26, 1999 relating to the financial statements and financial statement schedule, which appears in Atlantic Data Services, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1999.





/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 10, 1999